UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2011

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-8962	Pinnacle West Capital Corporation	86-0512431
(an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000

1-4473	Arizona Public Service Company	86-0011170
(an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company.  Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries.  Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 2.02.  Results of Operations and Financial Condition.

Item 7.01.  Regulation FD Disclosure.

The following information is furnished pursuant to both Item 2.02 and 7.01.

On February 24, 2012, Pinnacle West Capital Corporation (“Pinnacle West”) issued a press release regarding its financial results for the fiscal quarter and full year ended December 31, 2011.  A copy of the press release is attached hereto as Exhibit 99.1.

The Company is providing a quarterly and full year consolidated statistical summary and earnings variance explanations and a copy of the slide presentation made in connection with its earnings conference call on February 24, 2012.  This information contains Company operating results for the fiscal quarter and fiscal year ended December 31, 2011 and is attached hereto as Exhibits 99.2, 99.3 and 99.4.  The summary, earnings variance explanations and slide presentation are concurrently being posted to the Company’s website at www.pinnaclewest.com, which also contains a glossary of relevant terms.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                  Exhibits

Exhibit No.	Registrant(s)	Description

99.1	Pinnacle West Arizona Public Service Company (“APS”)	Earnings News Release issued on February 24, 2012.

99.2	Pinnacle West APS	Pinnacle West quarterly consolidated statistical summary for the three-month and twelve-month periods ended December 31, 2011 and 2010.

99.3	Pinnacle West APS	Pinnacle West 4th Quarter and Full-Year 2011 Results slide presentation accompanying February 24, 2012 conference call.

99.4	Pinnacle West APS

Pinnacle West earnings variance explanations for the three and twelve months ended December 31, 2011 and 2010 and Consolidated Statements of Income for the three and twelve months ended December 31, 2011 and 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: February 24, 2012	By:	/s/ James R. Hatfield
James R. Hatfield
Senior Vice President and Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: February 24, 2012	By:	/s/ James R. Hatfield
James R. Hatfield
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Registrant(s)	Description

99.1	Pinnacle West APS	Earnings News Release issued on February 24, 2012.

99.2	Pinnacle West APS	Pinnacle West quarterly consolidated statistical summary for the three-month and twelve-month periods ended December 31, 2011 and 2010.

99.3	Pinnacle West APS	Pinnacle West 4th Quarter and Full-Year 2011 Results slide presentation accompanying February 24, 2012 conference call.

99.4	Pinnacle West APS

Pinnacle West earnings variance explanations for the three and twelve months ended December 31, 2011 and 2010 and Consolidated Statements of Income for the three and twelve months ended December 31, 2011 and 2010.